UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2022
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Acutus Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (442) 232-6080
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously disclosed, on June 30, 2022, Acutus Medical, Inc. (the “Company”) completed the first of two closings pursuant to that certain Asset Purchase Agreement (the “Sale Agreement”), dated April 26, 2022, to sell its AcQCross® line of sheath-compatible septal crossing devices, AcQGuide® MINI integrated crossing device and sheath, AcQGuide® FLEX Steerable Introducer with integrated transseptal dilator and needle, and AcQGuide® VUE steerable sheaths (the “Seller Products”) to Medtronic, Inc. (“Medtronic”).

On October 31, 2022, Medtronic delivered written notice to the Company that the OEM Earnout Conditions under the Sales Agreement have been satisfied by the Company. The OEM Earnout Conditions required that the Company achieve certain conditions set forth in the Sale Agreement relating to the Company becoming a qualified supplier of Medtronic for the Seller Products, including demonstration of ISO 14971:2019 compliance, completion of certain test method validations and compliance with certain other reporting requirements (the “OEM Earnout Conditions”). Pursuant to the Sale Agreement, cash consideration of $20.0 million payable to the Company for the satisfaction of the OEM Earnout Conditions is due from Medtronic on or before November 30, 2022.

The Company will be entitled to continue selling the Seller Products to third parties until it receives notice from Medtronic that Medtronic intends to initiate distribution of the Seller Products under the Distribution Agreement between the Company and Medtronic entered into in connection with the Sale Agreement, at which point Medtronic would become the Company’s exclusive distributor of the Seller Products. The form of Distribution Agreement was included as Exhibit D to the Sale Agreement filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K on April 27, 2022.

On November 3, 2022, the Company issued a press release announcing the satisfaction of the OEM Earnout Conditions. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated November 3, 2022
104.0	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: November 3, 2022	By:	/s/ Tom Sohn
Tom Sohn
Senior Vice President, General Counsel
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